UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

THE MARCUS CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125

(Address of principal executive offices, including zip code)

(414) 905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Marcus Corporation (“Company”) held its 2021 Annual Meeting of Shareholders on May 6, 2021 (“Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved the amendment and restatement of the Company’s 2004 Equity Incentive Plan (as so amended and restated, the “Amended Plan”). The Amended Plan increases the number of shares of the Company’s Common Stock available for issuance thereunder by 2.5 million shares.

The Company cannot currently determine the benefits, if any, to be paid under the Amended Plan in the future to the officers of the Company, including the Company’s named executive officers.

The Amended Plan is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 25, 2021. The description of the Amended Plan set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As described above, the Company held the Annual Meeting on May 6, 2021. Set forth below is information regarding the results of the matters voted on by the Company’s shareholders at the Annual Meeting.

(i) Elect ten directors to serve until their successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen H. Marcus	91,386,826	829,397	4,287,302
Diane Marcus Gershowitz	91,448,723	767,500	4,287,302
Allan H. Selig	90,562,726	1,653,497	4,287,302
Timothy E. Hoeksema	91,389,363	826,860	4,287,302
Bruce J. Olson	91,424,002	792,221	4,287,302
Philip L. Milstein	91,024,686	1,191,537	4,287,302
Gregory S. Marcus	91,863,278	352,945	4,287,302
Brian J. Stark	91,927,496	288,727	4,287,302
Katherine M. Gehl	91,867,201	349,022	4,287,302
David M. Baum	91,858,241	357,982	4,287,302

(ii) Amendment & Restatement of 2004 Equity and Incentive Awards Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,895,333	1,282,772	38,118	4,287,302

(iii) Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,481,593	716,261	18,369	4,287,302

(iv) Ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021:

Votes For	Votes Against	Abstentions
96,401,805	93,527	8,193

Item 9.01. Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Exhibits. The following exhibit is being filed herewith

(10.1)	The Marcus Corporation 2004 Equity and Incentive Awards Plan. [Incorporated by reference to Attachment A to the Company’s definitive proxy statement on Schedule 14A for The Marcus Corporation Annual Meeting of Shareholders held on May 6, 2021.]
(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: May 11, 2021	By:	/s/ Douglas A. Neis
Douglas A. Neis
Executive Vice President, Chief Financial
Officer and Treasurer